                                     FORM OF
                    INCENTIVE STOCK OPTION AWARD CERTIFICATE
           FOR THE CENTRAL BANCORP, INC. 2006 LONG-TERM INCENTIVE PLAN

This Award Certificate is provided to ________________ (the "Participant") by Central Bancorp, Inc. (the "Company") as of [DATE], the date the Company granted the Participant the right and option to purchase shares of the Company's Common Stock ("Shares") pursuant to the Central Bancorp, Inc. 2006 Long-Term Incentive Plan (the "2006 Plan"), subject to the terms and conditions of the 2006 Plan and this Award Certificate:

         1.   OPTION GRANT:             You have been granted an INCENTIVE STOCK
                                        OPTION (referred to in this Award
                                        Certificate as your "Option").
         2.   NUMBER OF SHARES
              SUBJECT TO YOUR OPTION:   _______ Shares (subject to adjustment as
                                        may be necessary pursuant to Article 11
                                        of the 2006 Plan).

         3.   GRANT DATE:               [DATE]

         4.   EXERCISE PRICE:           You may purchase Shares covered by your
                                        Option at an exercise price of [$______]
                                        PER SHARE.

         Unless sooner vested in accordance with Section 2 of the Terms and Conditions of this Award Certificate (attached hereto) or otherwise in the discretion of the Committee administering the 2006 Plan (the "Committee"), your Option will vest (become exercisable) according to the following schedule:

      Continuous Status
      as a Participant               Percentage of            Number of Shares
      after Grant Date               Shares Vested         Available for Exercise       Vesting Date
      ----------------               -------------         ----------------------       ------------
      Less than 1 year                     0%                    ------                   ------
           1 year                         20%                   [     ]                  [     ]
           2 years                        40%                   [     ]                  [     ]
           3 years                        60%                   [     ]                  [     ]
           4 years                        80%                   [     ]                  [     ]
           5 years                       100%                   [     ]                  [     ]

         IN WITNESS WHEREOF, Central Bancorp, Inc., acting by and through the Committee and its designated officers, has caused this Award Certificate to be executed as of the date set forth below.

                                               CENTRAL BANCORP, INC.


Accepted by Participant:                       By:
                                                  ------------------------------
                                                  On behalf of the Committee


-------------------------------
[Participant's Name]


-------------------------------
Date

                              TERMS AND CONDITIONS

1. GRANT OF OPTION. The Grant Date, Exercise Price and number of Shares subject to your Option are stated on page 1 of this Award Certificate. Capitalized terms used herein and not otherwise defined have the same meanings assigned to those terms in the 2006 Plan. The Company intends this grant to qualify as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2. VESTING OF OPTIONS. Your Option will vest (become exercisable) in accordance with the schedule shown on page 1 of this Award Certificate. Notwithstanding the vesting schedule on page 1, the Option will also vest and become exercisable:

         (a) Upon your death or Disability during your Continuous Status as a Participant or upon your Retirement; or

         (b)      Upon a Change in Control.

3. TERM OF OPTIONS AND LIMITATIONS ON RIGHT TO EXERCISE. The term of the Options will be for a period of ten (10) years, expiring at 5:00 p.m., Eastern Time, on the tenth anniversary of the Grant Date (the "Expiration Date"). To the extent not previously exercised, the vested Options will lapse prior to the Expiration Date upon the earliest to occur of the following circumstances:

         (a) Three (3) months after the termination of your Continuous Status as a Participant for any reason other than by reason of your death, Disability or Retirement.

         (b) Twelve (12) months after termination of your Continuous Status as a Participant due to Disability.

         (c) Twelve (12) months after the date of your death, if you die while employed, or during the three-month period described in subsection (a) above or during the twelve-month period described in subsection (b) above and before the Options otherwise lapse. Upon your death, the Options may be exercised by your beneficiary as designated pursuant to the terms of the 2006 Plan.

         (d) At the end of the remaining original term of the Option if your employment is involuntarily or constructively terminated within twelve (12) months of a Change in Control. Options exercised more than three (3) months after your termination of employment will be treated as Non-Statutory Stock Options for tax purposes.

         (e) Twenty-four (24) months following your Retirement date. Options exercised more than three (3) months after your Retirement will be treated as Non-Statutory Stock Options for tax purposes.

         The Committee may, prior to the lapse of the Options under the circumstances described in paragraphs (a), (b), (c), (d) or (e) above, extend the time to exercise the Options as determined by the Committee in writing. If you return to employment with the Company during the designated post-termination exercise period, you will be restored to the status you held prior to your termination but no vesting credit will be earned for any period when you were not in Continuous Status as a Participant. If you or your beneficiary exercises an Option after your termination of employment, the Options may be exercised only with respect to the Shares that were otherwise vested on your termination date.

4.       EXERCISE OF OPTION. You may exercise your Option by providing:

         (a) a written notice of intent to exercise to [_____________] at the address and in the form specified by the Company from time to time; and

         (b) payment to the Company in full for the Shares subject to such exercise (unless the exercise is a cashless exercise). Payment for the Shares can be made in cash, Company common stock ("stock swap"), a combination of cash and Company common stock or a "cashless exercise" (if permitted by the Committee).

5. BENEFICIARY DESIGNATION. You may, in the manner determined by the Committee, designate a beneficiary to exercise your rights under the 2006 Plan and to receive any distribution with respect to the Options upon your death. A beneficiary, legal guardian, legal representative, or other person claiming any rights hereunder is subject to all terms and conditions of this Award Certificate and the 2006 Plan, and to any additional restrictions deemed necessary or appropriate by the Committee. If you have not designated a beneficiary or none survives you, the legal representative of your estate may exercise the Options, and payment will be made to your estate. Subject to the foregoing, you may change or revoke your beneficiary designation at any time, provided you file the change or revocation with the Company.

6.       TAXATION/WITHHOLDING.

         (a)    EXERCISE OF INCENTIVE
                STOCK OPTION:
                                            Under this Award Certificate, there
                                            are no regular federal or state
                                            income or employment tax liabilities
                                            upon the exercise of an Incentive
                                            Stock Option (SEE INCENTIVE STOCK
                                            OPTION HOLDING PERIOD), although the
                                            excess, if any, of the Fair Market
                                            Value of the Shares on the date of
                                            exercise over the Option Price will
                                            be treated as income for alternative
                                            minimum tax ("AMT") purposes and may
                                            subject you to AMT in the year of
                                            exercise. [PLEASE CHECK WITH YOUR
                                            TAX ADVISOR.]

         (b)    DISQUALIFYING DISPOSITION:

                                            In the event of a DISQUALIFYING
                                            DISPOSITION (described below), you
                                            may be required to pay the Company
                                            or its Affiliates (based on the
                                            federal and state regulations in
                                            place at the time of exercise) an
                                            amount sufficient to satisfy all
                                            federal, state and local tax
                                            withholding.

         (c)    INCENTIVE STOCK OPTION
                HOLDING PERIOD:
                                            In order to receive Incentive Stock
                                            Option tax treatment under Section
                                            422 of the Code, you may not dispose
                                            of Shares acquired under an
                                            Incentive Stock Option (i) for two
                                            (2) years from the date of grant and
                                            (ii) for one (1) year after the date
                                            you exercise your Incentive Stock
                                            Option. YOU MUST NOTIFY THE COMPANY
                                            WITHIN TEN (10) DAYS OF AN EARLY
                                            DISPOSITION OF SHARES (I.E., A
                                            "DISQUALIFYING DISPOSITION").

7. LIMITATION OF RIGHTS. The Options do not give you or your beneficiary designated pursuant to Paragraph 5 any rights of a shareholder of the Company unless and until Shares are in fact issued in connection with the exercise of the Options. Nothing in this Award Certificate will interfere with or limit in any way the right of the Company or any Affiliate to terminate your employment at any time, nor give you any right to continue in the employ of the Company or any Affiliate.

8. STOCK RESERVE. The Company will at all times during the term of this Award Certificate reserve and keep available a sufficient number of Shares to satisfy the requirements of this Award Certificate.

9. RESTRICTIONS ON TRANSFER AND PLEDGE. You may not pledge, encumber, or hypothecate any of your rights or interests pursuant to this Award Certificate to or in favor of any party other than the Company or an Affiliate, nor may your rights or interests be subject to any lien, obligation, or liability to any party other than the Company or an Affiliate. You may not assign or transfer your Options, other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code, if such Section applied to an Option under the 2006 Plan; provided, however, that the Committee may (but need not) permit other transfers. Only you and any permitted transferee may exercise the Options during your lifetime.

10. PLAN CONTROLS. The terms contained in the 2006 Plan are incorporated into and made a part of this Award Certificate and this Award Certificate will be governed by and construed in accordance with the 2006 Plan. In the event of any actual or alleged conflict between the provisions of the 2006 Plan and the provisions of this Award Certificate, the provisions of the 2006 Plan will control.

11. SUCCESSORS. This Award Certificate will be binding upon any successor of the Company, in accordance with the terms of this Award Certificate and the 2006 Plan.

12. SEVERABILITY. If any one or more of the provisions contained in this Award Certificate is invalid, illegal or unenforceable, the other provisions of this Award Certificate will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

13. NOTICE. Notices and communications under this Award Certificate must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to:

                           Central Bancorp, Inc.
                           399 Highland Avenue
                           Somerville, MA 02144
                           Attn:   [NAME]

         or any other address designated by the Company in a written notice to you. Notices from the Company to you will be directed to your home address as then currently on file with the Company, or at any other address you provide in a written notice to the Company.

                                     FORM OF
                  NON-STATUTORY STOCK OPTION AWARD CERTIFICATE
           FOR THE CENTRAL BANCORP, INC. 2006 LONG-TERM INCENTIVE PLAN

This Award Certificate is provided to ________________ (the "Participant") by Central Bancorp, Inc. (the "Company") as of [DATE], the date the Company granted the Participant the right and option to purchase Shares pursuant to the Central Bancorp, Inc. 2006 Long-Term Incentive Plan (the "2006 Plan"), subject to the terms and conditions of the 2006 Plan and this Award Certificate:

         1.   OPTION GRANT:              You have been granted a NON-STATUTORY
                                         STOCK OPTION (referred to in this Award
                                         Certificate as your "Option"). Your
                                         Option is NOT intended to qualify as an
                                         "incentive stock option" under Section
                                         422 of the Internal Revenue Code of
                                         1986, as amended (the "Code").
         2.   NUMBER OF SHARES
              SUBJECT TO YOUR OPTION:    ________ Shares (subject to adjustment
                                         as may be necessary pursuant to Article
                                         11 of the 2006 Plan).

         3.   GRANT DATE:                [DATE]

         4.   EXERCISE PRICE:            You may purchase Shares covered by your
                                         Option at an exercise price of
                                         [$______] PER SHARE.

Unless sooner vested in accordance with Section 2 of the attached Terms and Conditions of this Award Certificate or otherwise in the discretion of the Committee administering the 2006 Plan (the "Committee"), the Options will vest (become exercisable) according to the following schedule:

      Continuous Status
      as a Participant               Percentage of             Number of Shares
      after Grant Date               Shares Vested          Available for Exercise        Vesting Date
      ----------------               -------------          ----------------------        ------------
      Less than 1 year                     0%                    ------                   ------
           1 year                         20%                   [     ]                  [     ]
           2 years                        40%                   [     ]                  [     ]
           3 years                        60%                   [     ]                  [     ]
           4 years                        80%                   [     ]                  [     ]
           5 years                       100%                   [     ]                  [     ]

          IN WITNESS WHEREOF, Central Bancorp, Inc., acting by and through the Committee and its designated officers, has caused this Award Certificate to be executed as of the date set forth below.

                                               CENTRAL BANCORP, INC.


Accepted by Participant:                       By:
                                                  ------------------------------
                                                  On behalf of the Committee


-------------------------------
[Participant's Name]


-------------------------------
Date

                              TERMS AND CONDITIONS

1. GRANT OF OPTION. The Grant Date, Exercise Price and number of Shares subject to your Option are stated on page 1 of this Award Certificate. Capitalized terms used herein and not otherwise defined will have the same meanings assigned to those terms in the 2006 Plan.

2. VESTING OF OPTIONS. Your Option will vest (become exercisable) in accordance with the schedule shown on page 1 of this Award Certificate. Notwithstanding the vesting schedule on page 1, the Option will also vest and become exercisable:

         (a) Upon your death or Disability during your Continuous Status as a Participant or upon your Retirement; or

         (b)      Upon a Change in Control.

3. TERM OF OPTIONS AND LIMITATIONS ON RIGHT TO EXERCISE. The term of the Options will be for a period of ten (10) years, expiring at 5:00 p.m., Eastern Time, on the tenth anniversary of the Grant Date (the "Expiration Date"). To the extent not previously exercised, the vested Options will lapse prior to the Expiration Date upon the earliest to occur of the following circumstances:

         (a) Three (3) months after the termination of your Continuous Status as a Participant for any reason other than by reason of your death, Disability or Retirement.

         (b) Twelve (12) months after termination of your Continuous Status as a Participant due to Disability.

         (c) Twelve (12) months after the date of your death, if you die while employed or in service, or during the three-month period described in subsection (a) above or during the twelve-month period described in subsection (b) above and before the Options otherwise lapse. Upon your death, the Options may be exercised by your beneficiary as designated pursuant to the 2006 Plan.

         (d) At the end of the remaining original term of the Option, if your employment is involuntarily or constructively terminated within twelve (12) months of a Change in Control.

         (e)      Twenty-four (24) months following your Retirement date.

         The Committee may, prior to the lapse of the Options under the circumstances described in paragraphs (a), (b), (c), (d) or (e) above, extend the time to exercise the Options as determined by the Committee in writing and subject to federal regulations. If you return to employment or service with the Company during the designated post-termination exercise period, you will be restored to the status you held prior to your termination, but no vesting credit will be earned for any period when you were not in Continuous Status as a Participant. If you or your beneficiary exercises an Option after your termination of employment or service, the Options may be exercised only with respect to the Shares that were otherwise vested on your termination of service.

4.       EXERCISE OF OPTION. You may exercise your Option by providing:

         (a) a written notice of intent to exercise to [__________________] at the address and in the form specified by the Company from time to time; and

         (b) payment to the Company in full for the Shares subject to the exercise (unless the exercise is a cashless exercise). Payment for such Shares can be made in cash, Company common stock ("stock swap"), a combination of cash and Company common stock or by means of a "cashless exercise" (if permitted by the Committee).

5. BENEFICIARY DESIGNATION. You may, in a manner determined by the Committee, designate a beneficiary to exercise your rights hereunder and to receive any distribution with respect to the Options upon your death. A beneficiary, legal guardian, legal representative, or other person claiming any rights hereunder is subject to all terms and conditions of this Award Certificate and the 2006 Plan, and to any additional restrictions deemed necessary or appropriate by the Committee. If you have not designated a beneficiary or none survives you, the legal representative of your estate may exercise the Options, and payment will be made to your estate. Subject to the foregoing, you may change or revoke a beneficiary designation at any time, provided the change or revocation is filed with the Company.

6. WITHHOLDING. The Company or any Affiliate has the authority and the right to deduct or withhold, or require you to remit to the Company, an amount sufficient to satisfy federal, state, and local (if any) withholding taxes and employment taxes (i.e., FICA and FUTA). OUTSIDE DIRECTORS OF THE COMPANY ARE SELF-EMPLOYED AND ARE NOT SUBJECT TO TAX WITHHOLDING.

7. LIMITATION OF RIGHTS. The Options do not give you or your beneficiary designated pursuant to Paragraph 5 any rights of a shareholder of the Company unless and until Shares are in fact issued in connection with the exercise of the Options. Nothing in this Award Certificate will interfere with or limit in any way the right of the Company or any Affiliate to terminate your employment or service at any time, nor give you any right to continue in the employment or service of the Company or any Affiliate.

8. RESTRICTIONS ON TRANSFER AND PLEDGE. You may not pledge, encumber, or hypothecate your rights or interests pursuant to the 2006 Plan to or in favor of any party other than the Company or an Affiliate, nor may your rights or interests be subject to any lien, obligation, or liability to any party other than the Company or an Affiliate. You may not assign or transfer the Options other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Option under the 2006 Plan; provided, however, that the Committee may (but need not) permit other requested transfers. Only you or a permitted transferee may exercise the Options during your lifetime.

9. PLAN CONTROLS. The terms contained in the 2006 Plan are incorporated into and made a part of this Award Certificate and this Award Certificate will be governed by and construed in accordance with the 2006 Plan. In the event of any actual or alleged conflict between the provisions of the 2006 Plan and the provisions of this Award Certificate, the provisions of the 2006 Plan will control.

10. SUCCESSORS. This Award Certificate will be binding upon any successor of the Company, in accordance with the terms of this Award Certificate and the 2006 Plan.

11. SEVERABILITY. If any one or more of the provisions contained in this Award Certificate is invalid, illegal or unenforceable, the other provisions of this Award Certificate will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

12. NOTICE. Notices and communications under this Award Certificate must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to:

                           Central Bancorp, Inc.
                           399 Highland Avenue
                           Somerville, MA  02144
                           Attn:   [NAME]

         or any other address designated by the Company in a written notice to you. Notices from the Company to you will be directed to your home address as then currently on file with the Company, or at any other address that you provide in a written notice to the Company.

13. STOCK RESERVE. The Company will at all times during the term of this Award Certificate reserve and keep available a sufficient number of Shares to satisfy the requirements of this Award Certificate.

                                     FORM OF
                       RESTRICTED STOCK AWARD CERTIFICATE
           FOR THE CENTRAL BANCORP, INC. 2006 LONG-TERM INCENTIVE PLAN


This Award Certificate is provided to ________________ (the "Participant") by Central Bancorp, Inc. (the "Company") as of [DATE], the date the Company awarded the Participant a Restricted Stock Award pursuant to the Central Bancorp, Inc. 2006 Long-Term Incentive Plan (the "2006 Plan"), subject to the terms and conditions of the 2006 Plan and this Award Certificate:

         1.       NUMBER OF SHARES SUBJECT
                  TO YOUR RESTRICTED STOCK AWARD:  ______ Shares (subject to adjustment as may be
                                                   necessary pursuant to
                                                   Article 11 of the 2006 Plan).

         2.       GRANT DATE:                      [DATE]

Unless sooner vested in accordance with Section 3 of the attached Terms and Conditions of this Award Certificate, or otherwise in the discretion of the Committee administering the 2006 Plan (the "Committee"), the restrictions imposed under Section 2 of the Terms and Conditions will expire in the following percentages and on the following dates; provided that you remain employed by or in service with the Company or its affiliates on those dates:

     Continuous Status
      as a Participant               Percentage of                Number of
      after Grant Date               Shares Vested             Shares Vesting          Vesting Date
      ----------------               -------------             --------------          ------------
      Less than 1 year                     0%                    ------                   ------
           1 year                         20%                   [     ]                  [     ]
           2 years                        40%                   [     ]                  [     ]
           3 years                        60%                   [     ]                  [     ]
           4 years                        80%                   [     ]                  [     ]
           5 years                       100%                   [     ]                  [     ]

         IN WITNESS WHEREOF, Central Bancorp, Inc., acting by and through the Committee and its designated officers, has caused this Award Certificate to be executed as of the date set forth below.

                                               CENTRAL BANCORP, INC.


Accepted by Participant:                       By:
                                                  ------------------------------
                                                  On behalf of the Committee


-------------------------------
[Participant's Name]


-------------------------------
Date

                              TERMS AND CONDITIONS

1. GRANT OF SHARES. The Grant Date and number of Shares underlying your Restricted Stock Award are stated on page 1 of this Award Certificate. Capitalized terms used herein and not otherwise defined shall have the same meanings assigned to those terms in the 2006 Plan.

2. RESTRICTIONS. The unvested Shares underlying your Restricted Stock Award ("Restricted Shares") are subject to the following restrictions until they expire or terminate.

         (a) You may not sell, transfer, exchange, assign, pledge, hypothecate or otherwise encumber Restricted Shares.

         (b) If your employment or service with the Company or any Affiliate terminates for any reason other than as set forth in paragraph (b) of Section 3 hereof, you will forfeit all of your rights, title and interest in and to the Restricted Shares as of your termination date, and the Restricted Shares will revert to the Company under the terms of the 2006 Plan.

         (c) Restricted Shares are subject to the vesting schedule set forth on page 1 of this Award Certificate.

3. EXPIRATION AND TERMINATION OF RESTRICTIONS. The restrictions imposed under Section 2 will expire on the earliest to occur of the following (the period prior to such expiration being referred to herein as the "Restricted Period"):

         (a) In the percentages and on the respective dates specified on page 1 of this Award Certificate, provided you are still employed by or in service of the Company or an Affiliate; or

         (b) Upon your termination of your employment due to death, Disability or Retirement; or

         (c)      Upon a Change in Control.

4.       DELIVERY OF SHARES. As the Shares vest, (SEE VESTING SCHEDULE ON PAGE
         1), the Company will distribute the Shares (and accumulated dividends and earnings, if any) in accordance with your delivery instructions.

5. VOTING AND DIVIDEND RIGHTS. As beneficial owner of the Shares, you have full voting and dividend rights with respect to the Shares during and after the Restricted Period. If you forfeit your rights under this Award Certificate in accordance with Section 2, you will no longer have any rights with respect to the Restricted Shares and you will no longer be entitled to receive dividends on or vote such Shares.

6. CHANGES IN CAPITAL STRUCTURE. Upon the occurrence of a certain corporate events or transactions involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust your award in order to preserve its benefits or potential benefits. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Stock, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the Shares then subject to this Award Certificate will automatically be adjusted proportionately.

7. NO RIGHT OF CONTINUED EMPLOYMENT. Nothing in this Award Certificate will interfere with or limit in any way the right of the Company or any Affiliate to terminate your employment or service at any time, nor give you any right to continue in the employment or service of the Company or any Affiliate.

8. PAYMENT OF TAXES. You may make an election to be taxed upon your Restricted Stock Award under Section 83(b) of the Internal Revenue Code of 1986, as amended, (an "83(b) Election") within 30 days of the Grant Date. If you do not make an 83(b) Election, upon vesting of the Restricted Stock Award, the Committee may require as a condition of delivery that: (i) you remit an amount sufficient to satisfy any and all federal, state and local (if any) tax withholding requirements and employment taxes (I.E., FICA and FUTA), (ii) tax withholding come from compensation otherwise due to you or from Shares due to you under the 2005 Plan, or (iii) withholding come from any combination of the foregoing. Any tax withholding shall comply with Rule 16b-3 of the Securities and Exchange Act of 1934 or any amendments or successive rules. OUTSIDE DIRECTORS OF THE COMPANY ARE SELF-EMPLOYED AND NOT SUBJECT TO TAX WITHHOLDING.

9. PLAN CONTROLS. The terms of the 2006 Plan are incorporated into and made a part of this Award Certificate and this Award Certificate shall be governed by and construed in accordance with the 2006 Plan. In the event of any actual or alleged conflict between the provisions of the 2006 Plan and the provisions of this Award Certificate, the provisions of the Plan shall control.

10. SEVERABILITY. If any one or more of the provisions contained in this Award Certificate is deemed to be invalid, illegal or unenforceable, the other provisions of this Award Certificate will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

11. NOTICE. Notices and communications under this Award Certificate must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to:

                           Central Bancorp, Inc.
                           399 Highland Avenue
                           Somerville, MA  02144
                           Attn: [NAME]

         or any other address designated by the Company in a written notice to you. Notices to you from the Company will be directed to your home address as then currently on file with the Company, or to any other address you provide in a written notice to the Company.

12. SUCCESSORS. This Award Certificate will be binding upon any successor to the Company, in accordance with the terms of this Award Certificate and the 2006 Plan.